UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

C&J Energy Services Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-55404	98-1188116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House

Second Floor

4 Par-la-Ville Rd

Hamilton HM08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-4200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Second Amendment to the C&J Energy Services 2015 Long Term Incentive Plan

C&J Energy Services Ltd. (“C&J” or the “Company”) held a Special General Meeting of Shareholders (the “Special General Meeting”) on January 21, 2016, which was adjourned to and reconvened on February 1, 2016. At the Special General Meeting, the Company’s shareholders approved the Second Amendment (the “Second Amendment”) to the C&J Energy Services 2015 Long Term Incentive Plan (as amended from time to time, the “Plan”), which provided for (i) an increase in the number of common shares that may be issued under the Plan of 6,000,000 shares, (ii) an increase in the per participant annual limit on the number of common shares that may be the subject of certain share-based awards under the Plan of 3,000,000 common shares, from 2,000,000 to 5,000,000 and (iii) an increase in the per-participant annual limit on the fair market value of certain awards designated to be paid only in cash or the settlement of which is not based on a number of common shares granted under the Plan of $5,000,000, from $5,000,000 to $10,000,000. The Second Amendment was made effective as of February 1, 2016, upon receipt of shareholder approval at the Special General Meeting. A description of the material terms of (x) the Plan and the First Amendment to the Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 9, 2015 and (y) the Second Amendment was included in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on December 9, 2015, as modified by the Supplemental Proxy Material filed with the SEC on January 22, 2016. In addition, the foregoing summary is qualified in its entirety by reference to the full text of the Second Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07	Submission of Matters to Vote of Security Holders.

At the Special General Meeting, C&J shareholders voted on the following two proposals:

•	Proposal 1: The approval of the Second Amendment to the C&J Energy Services 2015 Long Term Incentive Plan; and

•	Proposal 2: The approval of the material terms of the C&J Energy Services 2015 Long Term Incentive Plan, as modified by the Second Amendment, for the purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Each of these proposals is more fully described in C&J’s Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on December 9, 2015, as modified by the Supplemental Proxy Material filed with the SEC on January 22, 2016, and such descriptions are incorporated herein by reference.

A total of 90,513,931 C&J common shares entitled to vote, representing approximately 75% of the C&J common shares outstanding as of the record date of December 1, 2015 (the “Record Date”), were present or represented, in person or by proxy, at the Special General Meeting. Approximately 62% of the C&J common shares outstanding as of the Record Date, or approximately 83% of the C&J common shares that were voted at the Special General Meeting, voted to approve Proposal 1. Approximately 62% of the C&J common shares outstanding as of the Record Date, or approximately 83% of the C&J common shares that were voted at the Special General Meeting, voted to approve Proposal 2. A summary of the voting results for each proposal is set forth below:

Proposal 1 –Second Amendment to the C&J Energy Services 2015 Long Term Incentive Plan

C&J shareholders approved this Proposal 1 with the following voting results:

For	Against	Abstain
75,125,478	15,356,551	31,902

Proposal 2 –Approval of the material terms of the C&J Energy Services 2015 Long Term Incentive Plan for the purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code

C&J shareholders approved this Proposal 2 with the following voting results:

For	Against	Abstain
75,247,243	15,230,230	36,458

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 10.1	Second Amendment to the C&J Energy Services 2015 Long Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES LTD. (Registrant)

Date: February 1, 2016	By:	/s/ Brian Patterson
Brian Patterson
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 10.1	Second Amendment to the C&J Energy Services 2015 Long Term Incentive Plan